[cover]

Semiannual Report March 31, 1998

O P P E N H E I M E R

Global Growth
& Income Fund

[photo of globe and map]

[OppenheimerFunds logo]

Contents

     3            President's Letter

     4            Fund Performance

     6            An Interview
                  with the Fund's
                  Manager

    10            Statement of
                  Investments

    14            Statement of
                  Assets and
                  Liabilities

    16            Statement of
                  Operations

    17            Statements of
                  Changes in
                  Net Assets

    18            Financial Highlights

    20            Notes to Financial
                  Statements

    27            Officers and
                  Trustees

    28            Information and
                  Services

Report highlights
--------------------------------------------------------------------------------

[bullet] Top Lipper ranking: Oppenheimer Global Growth &
Income Fund's Class A shares were ranked #1 by Lipper
Analytical Services, Inc. among global flexible portfolio funds for both the one- and five-year periods ended
March 31, 1998.(1)

[bullet] Stock markets performed well in the U.S. and Europe, but Asian markets declined sharply. The
Fund had little direct exposure
to Asian stocks at that time.(2)

[bullet] The Fund received outstanding
returns from its zero-coupon U.S.
Treasury securities portfolio,
which provided the benefits of
capital appreciation as interest
rates declined.

----------------------------------
   Cumulative Total Returns
----------------------------------
   For the 6-Month Period Ended
   3/31/98

Class A
   Without        With
   Sales Chg.(3)  Sales Chg.(4)
----------------------------------
   8.33%          2.10%
----------------------------------

Class B
   Without        With
   Sales Chg.(3)  Sales Chg.(4)
----------------------------------
   7.95%          2.98%
----------------------------------

Class C
   Without        With
   Sales Chg.(3)  Sales Chg.(4)
----------------------------------
   7.91%          6.92%
----------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Source: Lipper Analytical Services, Inc., 3/31/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 1 of 86 (1-year) and 1 of 16 (5-year) among global flexible portfolio funds for the period ended 3/31/98.

2. The Fund's portfolio is subject to change.

3. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

4. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the applicable contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.


2  Oppenheimer Global Growth & Income Fund

[photo of Bridget A. Macaskill]
Bridget A. Macaskill
President
Oppenheimer Global
Growth & Income Fund


Dear shareholder,
--------------------------------------------------------------------------------


These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

     What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch farther and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

     Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations to improve their bottom lines.

     At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.

     In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

     Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ Bridget A. Macaskill
Bridget A. Macaskill
April 21, 1998


3  Oppenheimer Global Growth & Income Fund

-------------------------------------------------------------
Avg Annual Total Returns
-------------------------------------------------------------
For the Periods Ended 3/31/98(1)

Class A                                         Since
 1 year                            5 year       Inception
-------------------------------------------------------------
 25.59%                            17.75%       13.76%
-------------------------------------------------------------

Class B                                         Since
 1 year                            5 year       Inception
-------------------------------------------------------------
 27.20%                            N/A          23.00%
-------------------------------------------------------------

Class C                                         Since
 1 year                            5 year       Inception
-------------------------------------------------------------
 31.18%                            N/A          16.16%
-------------------------------------------------------------


-------------------------------------------------------------

Cumulative Total Return
-------------------------------------------------------------
For the Period Ended 3/31/98(1)

Class A
 5 year
-------------------------------------------------------------
     126.32%                      $ 22,632(4)
-------------------------------------------------------------

Performance update
--------------------------------------------------------------------------------

Oppenheimer Global Growth & Income Fund performed extremely well over the past six months, primarily because of its successful securities selection strategy. As of March 31, 1998, the Fund's Class A shares were ranked 1 of 86 (1-year) and 1 of 16 (5-year) among global flexible portfolio funds, as measured by Lipper Analytical Services for the periods ended 3/31/98.(2) In addition, the Fund's class A shares have maintained a four-star rating (****) from Morningstar for the 3- and 5-year periods ended March 31, 1998, among 722 (3-year) and 311 (5-year) international funds.(3)



Growth of $10,000
Over five years
(without sales charges)(4)

[TABULAR REPRESENTATION OF MOUNTAIN CHART]


 Oppenheimer Global
Growth & Income Fund                    MSCI
  Class A shares                    World Index

       10000                           10000
       10511                           10560
       11513                           11009
       13080                           11141
       12580                           11164
       12461                           11451
       13120                           11649
       12466                           11515
       12614                           12000
       13440                           12459
       14095                           13101
       14632                           13668
       15053                           14169
       15517                           14523
       15966                           14658
       16872                           15271
       18020                           15258
       19563                           17493
       22167                           17935
       21639                           17434
       24013                           19869


1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 10/22/90. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 10/10/95). Class C returns for the one-year result include the applicable contingent deferred sales charge of 1%. Class C shares have an inception date of 12/1/93. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.
2. Source: Lipper Analytical Services, Inc., 3/31/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 1 of 86 (1-year) and 1 of 16 (5-year) among global flexible portfolio funds for the period ended 3/31/98.


4   Oppenheimer Global Growth & Income Fund

Portfolio review
--------------------------------------------------------------------------------

[TABULAR REPRESENTATION OF PIE CHART]

Asset Allocation
(Percentage of
invested assets)(5)

Stocks              76.4%
Bonds               22.6
Cash & Cash
Equivalents          1.0

Oppenheimer Global Growth & Income Fund is for investors looking for investment opportunities worldwide with moderate market risk.

What We Look For

[bullet] Stocks of companies around the world that stand to benefit from one or more key global growth trends, including efficiency-enhancing technology.

[bullet] U.S. and foreign bonds that can help cushion the effects of fluctuations in the world's stock markets.


Top 10 Stock Holdings(5)

----------------------------------------------------------------------------
Porsche AG, Preference       6.6%    Reckitt & Coleman Capital          5.2%
----------------------------------------------------------------------------
Coherent, Inc.               6.4     MCI Communications Corp.           4.5
----------------------------------------------------------------------------
QUALCOMM, Inc.               5.9     United States Surgical Corp.       4.3
----------------------------------------------------------------------------
Allied Domecq plc            5.8     Wella AG, Preference               4.1
----------------------------------------------------------------------------
National Semiconductor Corp. 5.4     Lernout & Hauspie NV               3.9
                                      Speech Products
----------------------------------------------------------------------------

3. Source: Morningstar, Inc., 3/31/98. Morningstar ranks mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Overall star ranking is subject to change monthly. Top 10% are ranked 5 stars, next 22.5% are 4 stars, middle 35% are 3 stars, next 22.5% are 2 stars and bottom 10% are 1 star. Past performance does not guarantee future results.
4. Results of a hypothetical $10,000 investment in Class A shares on March 31, 1993. The Morgan Stanley Capital International World Index is an unmanaged broad-based index of foreign and domestic stocks and is widely recognized as a measure of global stock market performance. It includes reinvestment of dividends, and cannot be purchased directly by investors.
5. Portfolio is subject to change. Percentages are as of March 31, 1998 and are based on total market value of stock holdings.


5   Oppenheimer Global Growth & Income Fund

An interview with your Fund's manager
--------------------------------------------------------------------------------

How has the Fund performed during the period?

Oppenheimer Global Growth & Income Fund's Class A shares provided a cumulative total return of 8.83%, without sales charges, for the six-month period ended March 31, 1998.(1)

International markets experienced sharp declines after the Asian crisis in late October. What happened?

The forces underlying the decline developed slowly over the past five years. During that time, so much investment capital flowed into the region that local businesses began to use the money for speculative purposes, such as building excess industrial capacity and office buildings.
      Unfortunately, the region's economy failed to support these excesses. Sales of Asian goods began to slow in 1997 when a stronger U.S. dollar made the region's exports more expensive for consumers in the U.S. and Europe. At the same time, the Japanese yen weakened, making Japan more competitive relative to other Asian exporters. As a result, several countries were forced to devalue their currencies. Many Asian companies, already overextended in the debt markets, incurred severe losses in foreign exchange markets. When investors attempted to take their money out of the region, securities prices plunged.

How did the Asian crisis affect the Fund's investments?

We began avoiding Asian stocks and bonds to some degree more than two years ago because we became wary of the region's speculative use of capital. Therefore, we had little direct exposure to the region when the crisis hit last summer. In fact, as of March 31, 1998, less than 4% of the Fund's assets were invested in Southeast Asia.

[pull-out quote]

"Our theme-driven, bottom-up investment approach led us to a number of attractive companies in stock markets around the world."


6   Oppenheimer Global Growth & Income Fund

[PHOTO]
Portfolio Management
Team (l to r)
Frank Jennings
(Portfolio Manager)
William Wilby
George Evans

The few Asian holdings remaining in the portfolio were, in our view, inexpen-sively priced stocks of growing businesses with management teams committed to enhancing shareholder value. Even though some of these stocks declined, we are opti-mistic that they will recover when market conditions improve.

How did the world's stock and bond markets fare?

In the U.S. stock market, a major setback in late October occurred in response to the economic crisis in Southeast Asia. However, stocks rallied strongly over the ensuing months, recovering all lost ground and more. By mid-March, most broad-based U.S. stock indices--such as the Standard & Poor's 500 and Dow Jones Industrial Average--were again setting new records.

      The U.S. bond market also provided excellent returns, but for different reasons. Unlike stocks, bond prices rose in the wake of the Asian crisis because investors believed that slower economic growth would help relieve domestic inflationary pressures.

      Overseas, European stocks appeared to benefit from the same forces that propelled U.S. stocks higher several years ago. Japan was an exception to the good news in the developed markets over the past six months. The nation's economy remained trapped in a prolonged recession because its financial system was grappling with systemic problems. Finally, the emerging markets of Latin

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

7   Oppenheimer Global Growth & Income Fund

An interview with your Fund's manager
--------------------------------------------------------------------------------

America suffered over the past six months because of a "spill-over" effect from the Asian crisis.

How did you position the Fund in this environment?

We structured the portfolio to stand on three legs. The first leg was zero-coupon U.S. Treasury bonds. When long-term interest rates fell during the six-month period, zero-coupon bonds flourished because their prices generally move in the opposite direction of interest rates. Yet, we believe that these fixed-income investments may provide protection even if interest rates rise modestly from current levels. That's because supply-and-demand factors, which have supported U.S. Treasury bond prices over the past six months, may provide a cushion against declines if the interest-rate environment changes.
      Low-expectation stocks represent the portfolio's second leg. These stocks are typically companies with promising futures, but currently are experiencing temporary setbacks. We found several opportunities of this kind in the U.S. technology and consumer goods industries. A few Asian stocks also fit into this category because their prices fell across the board in response to macroeconomic forces, without much regard for the strengths of individual companies.
      The third and final leg of the Fund's structure is high-growth stocks. These fast-growing, global companies typically reflect one or more of the long-term investment themes that drive our strategy. Over the period, our positions included stocks expected to benefit from the technology, Internet, healthcare and luxury goods themes.

What investments were particularly attractive?

We especially liked zero-coupon U.S. Treasury bonds. We established a position in these securities in mid-1997, and we held them while interest rates dropped and

[pull-out quote]

"We think European markets are poised for the type of growth seen in the U.S. over the past few years..."


8   Oppenheimer Global Growth & Income Fund
bond prices rose. We sold much of that position at a substantial profit toward the end of the year. We re-established our zero-coupon bond position in January, when yields backed up modestly, in anticipation of further interest-rate declines.

        In the stock market, our largest holdings ranked among our best performers. For example, one of the Fund's largest holdings, Coherent, Inc., is the U.S.-based leader in laser technology used increasingly in CD players, surgical instruments and dental offices. Coherent's earnings have grown as lasers have become more commonplace. Other top-ten holdings, such as Porsche, Allied Domecq and Wella, are overseas companies with excellent prospects selling at relatively cheap prices.


What is your outlook for the next six months or so?

We are optimistic, but cautious. Declining interest rates and low inflation are likely to keep global investors focused on stocks, leaving room for further expansion of valuations. On the other hand, the Asian crisis and other factors may slow economic growth moderately in the U.S. and elsewhere, potentially creating a deceleration of corporate earnings growth. In our view, the tug-of-war between slower earnings growth and strong investor demand should produce periods of high near-term volatility on the way to positive long-term returns.

      Accordingly, we have shifted some assets away from stocks into bonds. Within our stock portfolio, we intend to focus on stocks that provide attractive values because they tend to be less volatile than pure growth-oriented stocks. As always, we will continue to employ the disciplined investment approach that, in our view, should lead us to attractive investment in stocks and bonds around the world, regardless of the economic environment.

[pull-out quote]

"...but we expect periods of high volatility over the near term."


9   Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
Statement of Investments March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                          Market Value
                                               Shares     See Note 1
----------------------------------------------------------------------
Common Stocks--73.0%
----------------------------------------------------------------------
Consumer Cyclicals--9.5%
----------------------------------------------------------------------
Autos & Housing--6.3%
Borg-Warner Automotive, Inc.                       70,000   $4,488,750
----------------------------------------------------------------------
Porsche AG, Preference                              8,000   17,865,862
                                                            ----------
                                                            22,354,612
----------------------------------------------------------------------
Leisure & Entertainment--1.9%
Hasbro, Inc.                                      100,000    3,531,250
Mandarin Oriental International Ltd.(1)         4,000,000    3,200,000
                                                            ----------
                                                             6,731,250
----------------------------------------------------------------------
Retail: Specialty--1.3%
Christies International plc                     1,160,000    4,662,091
----------------------------------------------------------------------
Consumer Non-Cyclicals--22.3%
----------------------------------------------------------------------
Beverages--7.8%
Allied Domecq plc                               1,600,000   15,687,667
----------------------------------------------------------------------
Cadbury Schweppes plc                             600,000    8,329,468
----------------------------------------------------------------------
Remy Cointreau                                    190,000    3,603,312
                                                            ----------
                                                            27,620,447
----------------------------------------------------------------------
Food--3.0%
Dairy Farm International Holdings Ltd.          4,858,044    5,829,653
----------------------------------------------------------------------
Great Atlantic & Pacific Tea Co., Inc. (The)      160,000    4,840,000
                                                            ----------
                                                            10,669,653
----------------------------------------------------------------------
Healthcare/Drugs--4.8%
ALZA Corp., Cl. A(1)                              100,000    4,481,250
----------------------------------------------------------------------
Astra AB Free, Series A                           300,000    6,191,937
----------------------------------------------------------------------
Cheminor Drugs Ltd.(1)                             59,400      238,464
----------------------------------------------------------------------
Glaxo (India) Ltd.                                     50          519
----------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(1)               150,000    2,793,750
----------------------------------------------------------------------
Neurogen Corp.(1)                                 220,000    3,382,500
                                                            ----------
                                                            17,088,420
----------------------------------------------------------------------
Healthcare/Supplies & Services--3.3%
United States Surgical Corp.                      350,535   11,567,655
----------------------------------------------------------------------
Household Goods--3.4%
Pond's (India) Ltd.                                26,263      772,131
----------------------------------------------------------------------
Wella AG, Preference                               13,000   11,141,831
                                                            ----------
                                                            11,913,962

10   Oppenheimer Global Growth & Income Fund

                                                                 Market Value
                                                     Shares      See Note 1
----------------------------------------------------------------------------
Financial--8.8%
----------------------------------------------------------------------------
Banks--6.8%
Banca di Roma(1)                                     6,000,000   $10,121,398
----------------------------------------------------------------------------
Banco Totta & Acores, B Shares                         150,000     5,559,973
----------------------------------------------------------------------------
Istituto Bancario San Paolo di Torino                  600,000     8,409,812
                                                                 -----------
                                                                  24,091,183
----------------------------------------------------------------------------
Diversified Financial--2.0%
Industrial Credit & Investment Corp. of India Ltd.   3,000,000     6,998,238
----------------------------------------------------------------------------
Industrial--3.4%
----------------------------------------------------------------------------
Industrial Services--1.2%
Rentokil Group plc                                     700,000     4,284,468
----------------------------------------------------------------------------
Manufacturing--2.1%
Friedrich Grohe AG                                       9,000     2,554,970
----------------------------------------------------------------------------
Societe BIC SA                                          50,000     3,807,487
----------------------------------------------------------------------------
Steinway Musical Instruments, Inc.(1)                   26,700       866,081
                                                                 -----------
                                                                   7,228,538
----------------------------------------------------------------------------
Transportation--0.1%
International Container Terminal Services, Inc.(1)   1,892,000       274,573
----------------------------------------------------------------------------
Technology--22.6%
----------------------------------------------------------------------------
Computer Hardware--2.8%
Casio Computer Co. Ltd.                                800,000     6,899,082
----------------------------------------------------------------------------
Sun Microsystems, Inc.(1)                               70,000     2,920,312
                                                                 -----------
                                                                   9,819,394
----------------------------------------------------------------------------
Computer Software/Services--2.0%
JBA Holdings plc                                       700,000     7,103,659
----------------------------------------------------------------------------
Electronics--13.3%
Advanced Micro Devices, Inc.(1)                        150,000     4,359,375
----------------------------------------------------------------------------
Coherent, Inc.(1)                                      720,000    17,415,000
----------------------------------------------------------------------------
Lernout & Hauspie Speech Products NV(1)                120,000    10,485,000
----------------------------------------------------------------------------
National Semiconductor Corp.(1)                        700,000    14,656,250
                                                                 -----------
                                                                  46,915,625
----------------------------------------------------------------------------
Telecommunications-Technology--4.5%
QUALCOMM, Inc.(1)                                      300,000    16,050,000

11   Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                    Market Value
                                                                   Shares           See Note 1
-------------------------------------------------------------------------------------------------
Utilities--6.4%
-------------------------------------------------------------------------------------------------
Electric Utilities--1.8%
Hawaiian Electric Industries, Inc.                                    150,000        $  6,225,000
-------------------------------------------------------------------------------------------------
Telephone Utilities--4.6%
MCI Communications Corp.                                              250,000          12,375,000
-------------------------------------------------------------------------------------------------
Rostelecom, Sponsored ADR(1)                                          200,000           3,975,000
                                                                                     ------------
                                                                                       16,350,000
                                                                                     ------------
Total Common Stocks (Cost $211,697,408)                                               257,948,768
-------------------------------------------------------------------------------------------------
Preferred Stocks--4.0%
-------------------------------------------------------------------------------------------------
Reckitt & Coleman Capital, 9.50% Cv. (Cost $9,950,758)              3,500,000          14,095,958

                                                                      Units
-------------------------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.0%
-------------------------------------------------------------------------------------------------
American Satellite Network, Inc. Wts., Exp. 6/99 (Cost $0)              3,875                  --

                                                                     Face
                                                                    Amount
-------------------------------------------------------------------------------------------------
U.S. Government Obligations--21.2%
-------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.691%, 11/15/22(2)                  $59,000,000          13,501,914
-------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.399%, 2/15/27(2)                   110,000,000          20,178,840
-------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.380%, 8/15/20(2)                    50,000,000          13,061,850
-------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.805%, 8/15/22(2)                    45,000,000          10,451,205
-------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.344%, 8/15/23(2)                    80,000,000          17,716,400
                                                                                     ------------
Total U.S. Government Obligations (Cost $66,630,823)                                   74,910,209
-------------------------------------------------------------------------------------------------
Non-Convertible Corporate Bonds and Notes--1.6%
-------------------------------------------------------------------------------------------------
Industrial Bank of Japan Preferred Capital Co. (The) LLC, 8.79%
Bonds, 12/29/49(3)(4)                                               5,000,000           4,822,015
-------------------------------------------------------------------------------------------------
Matahari International Finance Co. BV, 11.25% Gtd. Nts., 3/15/01    1,500,000             828,750
                                                                                     ------------
Total Non-Convertible Corporate Bonds and Notes (Cost $6,703,344)                       5,650,765
-------------------------------------------------------------------------------------------------
Repurchase Agreements--1.0%
-------------------------------------------------------------------------------------------------
Repurchase agreement with J.P. Morgan Securities, Inc., 5.95%, dated 3/31/98, to be repurchased at $3,500,578 on 4/1/98,
collateralized by U.S. Treasury Bonds, 7.25%-14%, 11/15/08-
11/15/21, with a value of $3,588,381 (Cost $3,500,000)              3,500,000           3,500,000
-------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $298,482,333)                         100.8%        356,105,700
-------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                    (0.8)         (2,919,823)
                                                                   -----------       ------------
Net Assets                                                              100.0%       $353,185,877
                                                                   ===========       ============

12   Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

Country           Market Value    Percent
-----------------------------------------
United States     $200,359,399      56.3%
-----------------------------------------
Great Britain       54,163,310      15.2
-----------------------------------------
Germany             31,562,663       8.9
-----------------------------------------
Italy               18,531,209       5.2
-----------------------------------------
Belgium             10,485,000       2.9
-----------------------------------------
India                8,009,352       2.2
-----------------------------------------
France               7,410,799       2.1
-----------------------------------------
Japan                6,899,082       1.9
-----------------------------------------
Sweden               6,191,937       1.8
-----------------------------------------
Singapore            5,829,653       1.6
-----------------------------------------
Portugal             5,559,973       1.6
-----------------------------------------
The Netherlands        828,750       0.2
-----------------------------------------
Philippines            274,573       0.1
                  ------------     -----
Total             $356,105,700     100.0%
                  ============     =====

1. Non-income producing security.
2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
3. Represents the current interest rate for a variable rate security.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,822,015 or 1.37% of the Fund's net assets as of March 31,1998.

See accompanying Notes to Financial Statements.


13   Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
Assets
Investments, at value (cost $298,482,333)--see accompanying statement        $356,105,700
-----------------------------------------------------------------------------------------
Cash                                                                              313,779
-----------------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                                         44,951
-----------------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                              2,269,949
Investments sold                                                                  745,079
Interest and dividends                                                            491,422
Closed forward foreign currency exchange contracts                                402,914
-----------------------------------------------------------------------------------------
Other                                                                               9,772
                                                                             ------------
Total assets                                                                  360,383,566

-----------------------------------------------------------------------------------------
Liabilities
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                                         16,207
-----------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                           6,263,518
Shares of beneficial interest redeemed                                            437,167
Distribution and service plan fees                                                191,925
Trustees' fees--Note 1                                                             98,880
Shareholder reports                                                                66,727
Transfer and shareholder servicing agent fees                                      61,979
Other                                                                              61,286
                                                                             ------------
Total liabilities                                                               7,197,689

-----------------------------------------------------------------------------------------
Net Assets                                                                   $353,185,877
                                                                             ============

-----------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                              $276,106,989
-----------------------------------------------------------------------------------------
Overdistributed net investment income                                            (480,904)
-----------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                                  19,854,397
-------------------------------------------------------------------------    ------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                  57,705,395
                                                                             ------------
Net assets                                                                   $353,185,877
                                                                             ============


14   Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$225,180,091 and 11,698,433 shares of beneficial interest outstanding)               $ 19.25
Maximum offering price per share (net asset value plus sales charge of 5.75%
of offering price)                                                                   $ 20.42

--------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $62,747,317
and 3,274,552 shares of beneficial interest outstanding)                             $ 19.16

--------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $65,258,469
and 3,406,919 shares of beneficial interest outstanding)                             $ 19.15

See accompanying Notes to Financial Statements.


15   Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
Statement of Operations For the Six Months Ended March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Investment Income
Interest (net of foreign withholding taxes of $82,175)                     $  2,802,453
---------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $52,885)                         861,125
                                                                           ------------
Total income                                                                  3,663,578

---------------------------------------------------------------------------------------
Expenses
Management fees--Note 4                                                       1,167,493
---------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                         232,325
Class B                                                                         226,648
Class C                                                                         280,983
---------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                           301,359
---------------------------------------------------------------------------------------
Custodian fees and expenses                                                      92,390
---------------------------------------------------------------------------------------
Shareholder reports                                                              56,804
---------------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                              22,688
---------------------------------------------------------------------------------------
Registration and filing fees                                                     21,236
---------------------------------------------------------------------------------------
Legal and auditing fees                                                          14,707
---------------------------------------------------------------------------------------
Insurance expenses                                                                4,383
---------------------------------------------------------------------------------------
Other                                                                             5,458
                                                                           ------------
Total expenses                                                                2,426,474

---------------------------------------------------------------------------------------
Net Investment Income                                                         1,237,104

---------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                  26,298,118
Foreign currency transactions                                                (2,300,896)
                                                                           ------------
Net realized gain                                                            23,997,222

---------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                    (801,031)
Translation of assets and liabilities denominated in foreign currencies       2,205,461
                                                                           ------------
Net change                                                                    1,404,430
                                                                           ------------
Net realized and unrealized gain                                             25,401,652

---------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                       $ 26,638,756
                                                                           ============

See accompanying Notes to Financial Statements.


16   Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    Six Months Ended  Year Ended
                                                                    March 31, 1998    September 30,
                                                                    (Unaudited)       1997
--------------------------------------------------------------------------------------------------
Operations
Net investment income                                               $  1,237,104      $  4,552,606
--------------------------------------------------------------------------------------------------
Net realized gain                                                     23,997,222        17,125,069
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                  1,404,430        47,383,083
                                                                    ------------      ------------
Net increase in net assets resulting from operations                  26,638,756        69,060,758

--------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                               (4,530,209)       (3,458,736)
Class B                                                                 (904,173)         (340,317)
Class C                                                               (1,064,502)         (732,211)
--------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                              (10,520,684)      (10,399,198)
Class B                                                               (2,433,704)         (812,462)
Class C                                                               (3,038,267)       (3,233,192)

--------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial
interest transactions--Note 2:
Class A                                                               41,018,134        27,284,959
Class B                                                               24,491,179        23,583,896
Class C                                                                8,463,430        10,061,688

--------------------------------------------------------------------------------------------------
Net Assets
Total increase                                                        78,119,960       111,015,185
--------------------------------------------------------------------------------------------------
Beginning of period                                                  275,065,917       164,050,732
                                                                    ------------      ------------
End of period [including undistributed (overdistributed) net
investment income of $(480,904) and $4,780,876, respectively]       $353,185,877      $275,065,917
                                                                    ============      ============

See accompanying Notes to Financial Statements.


17   Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                                        Class A
                                        -------------------------------------------------------------------------------------
                                        Six Months
                                        Ended
                                        March 31,
                                        1998         Year Ended September 30,
                                        (Unaudited)  1997           1996            1995            1994          1993
-----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning
of period                                 $19.36       $15.62         $14.98          $15.21          $14.09       $11.91
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                        .08          .40            .47             .45             .33          .29
Net realized and unrealized
gain                                        1.33         5.12           1.40             .54            1.62         2.17
                                           -----        -----          -----           -----           -----        -----
Total income from investment
operations                                  1.41         5.52           1.87             .99            1.95         2.46
-----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                           (.45)        (.40)          (.40)           (.40)           (.35)        (.17)
Distributions from net
realized gain                              (1.07)       (1.38)          (.83)           (.82)           (.48)        (.11)
                                           -----        -----          -----           -----           -----        -----
Total dividends and distributions
to shareholders                            (1.52)       (1.78)         (1.23)          (1.22)           (.83)        (.28)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $19.25       $19.36         $15.62          $14.98          $15.21       $14.09
                                          ======       ======         ======          ======          ======       ======

-----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(3)         8.33%       38.83%         13.28%           7.43%          13.96%       21.00%

-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                          $225,180     $181,716       $120,214        $113,341        $124,017      $86,019
-----------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                          $192,763     $141,582       $115,186        $120,267        $117,164      $59,951
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                       1.08%(4)     2.47%          2.65%           3.09%           2.44%        2.68%
Expenses                                    1.42%(4)     1.43%          1.52%           1.63%           1.49%        1.56%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                  64.2%        90.5%         207.8%          135.2%           87.4%        90.6%
Average brokerage
commission rate(6)                       $0.0006      $0.0015        $0.0004              --              --           --

1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.
2. For the period from October 10, 1995 (inception of offering) to September 30, 1996.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized.


18   Oppenheimer Global Growth & Income Fund

Class B                                           Class C
----------------------------------------------    -----------------------------------------------------------------------
Six Months                                        Six Months
Ended                                             Ended
March 31,                                         March 31,
1998                Year Ended September 30,      1998         Year Ended September 30,
(Unaudited)         1997          1996(2)         (Unaudited)  1997             1996            1995         1994(1)
------------------------------------------------------------------------------------------------------------------------
     $19.27          $15.57        $14.72          $19.26       $15.55           $14.92          $15.17       $14.85
------------------------------------------------------------------------------------------------------------------------
        .05             .30           .36             .04          .28              .35             .35          .22
       1.29            5.06          1.63            1.29         5.08             1.40             .53          .87
     ------          ------        ------          ------       ------           ------          ------       ------
       1.34            5.36          1.99            1.33         5.36             1.75             .88         1.09
------------------------------------------------------------------------------------------------------------------------
       (.38)           (.28)         (.31)           (.37)        (.27)            (.29)           (.31)        (.29)
      (1.07)          (1.38)         (.83)          (1.07)       (1.38)            (.83)           (.82)        (.48)
     ------          ------        ------          ------       ------           ------          ------       ------
      (1.45)          (1.66)        (1.14)          (1.44)       (1.65)           (1.12)          (1.13)        (.77)
------------------------------------------------------------------------------------------------------------------------
     $19.16          $19.27        $15.57          $19.15       $19.26           $15.55          $14.92       $15.17
     ======          ======        ======          ======       ======           ======          ======       ======

------------------------------------------------------------------------------------------------------------------------
       7.95%          37.69%        14.33%           7.91%       37.74%           12.45%           6.61%        7.41%
------------------------------------------------------------------------------------------------------------------------

    $62,747         $37,071        $8,131         $65,258      $56,278          $35,706         $28,295      $17,008
------------------------------------------------------------------------------------------------------------------------

    $45,595         $17,474        $3,815         $56,400      $43,338          $31,371         $22,211       $7,896
------------------------------------------------------------------------------------------------------------------------
       0.33%(4)        1.77%         1.64%(4)        0.30%(4)     1.71%            1.87%           2.36%        1.85%(4)
       2.17%(4)        2.15%         2.28%(4)        2.17%(4)     2.18%            2.28%           2.39%        2.44%(4)
------------------------------------------------------------------------------------------------------------------------
       64.2%           90.5%        207.8%           64.2%        90.5%           207.8%          135.2%        87.4%

    $0.0006         $0.0015       $0.0004         $0.0006      $0.0015          $0.0004              --         --

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1998 were $230,609,393 and $180,200,991, respectively.
6. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.

19   Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Oppenheimer Global Growth & Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation consistent with preservation of principal while providing current income by investing primarily in common stocks and fixed income securities of U.S. and foreign companies. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and
Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that particular class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the
London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.


20   Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended March 31, 1998, a provision of $10,376 was made for the Fund's projected benefit obligations and payments of $4,526 were made to retired trustees, resulting in an accumulated liability of $92,540 at March 31, 1998.
--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.


21   Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)

Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:



                             Six Months Ended March 31, 1998   Year Ended September 30, 1997
                             -------------------------------- --------------------------------
                                  Shares         Amount            Shares           Amount
                             -------------------------------- --------------------------------
Class A:
Sold                             4,290,405    $  78,280,533       4,125,858    $  69,304,365
Dividends and distributions
reinvested                         846,149       14,471,115         878,791       13,300,225
Redeemed                        (2,826,717)     (51,733,514)     (3,311,174)     (55,319,631)
                                ----------    -------------      ----------    -------------
Net increase                     2,309,837    $  41,018,134       1,693,475    $  27,284,959
                                ==========    =============      ==========    =============
Class B:
Sold                             1,423,411    $  26,052,307       1,501,153    $  25,320,751
Dividends and
distributions reinvested           184,653        3,143,984          70,126        1,070,339
Redeemed                          (257,798)      (4,705,112)       (169,306)      (2,807,194)
                                ----------    -------------      ----------    -------------
Net increase                     1,350,266    $  24,491,179       1,401,973    $  23,583,896
                                ==========    =============      ==========    =============
Class C:
Sold                               749,850    $  13,653,642         772,796    $  12,832,416
Dividends and
distributions reinvested           228,447        3,881,184         250,530        3,750,170
Redeemed                          (494,165)      (9,071,396)       (397,368)      (6,520,898)
                                ----------    -------------      ----------    -------------
Net increase                       484,132    $   8,463,430         625,958    $  10,061,688
                                ==========    =============      ==========    =============

22   Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
3. Unrealized Gains and Losses on Investments

At March 31, 1998, net unrealized appreciation on investments of $57,623,366 was composed of gross appreciation of $64,085,377, and gross depreciation of $6,462,011.

--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion and 0.67% on average annual net assets in excess of $2 billion.
              For the six months ended March 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $606,898, of which $209,363 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $785,634 and $112,953, respectively, of which $63,334 and $2,136, respectively, was paid to an affiliated broker/dealer. During the six months ended March 31, 1998, OFDI received contingent deferred sales charges of $32,969 and $6,164, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.
              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1998, OFDI paid $18,765 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


23   Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates (continued)

The Fund has adopted a Distribution and Service Plan for Class B shares to compensate OFDI for its costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares for its services in distributing Class B shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the six months ended March 31, 1998, OFDI retained $204,674 as compensation for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of March 31, 1998, OFDI had incurred excess distribution and servicing costs of $1,639,101 for Class B.
              The Fund has adopted a Distribution and Service Plan for Class C shares to reimburse OFDI for its costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares for its services in distributing Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Each fee is computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the six months ended March 31, 1998, OFDI paid $9,074 to an affiliated broker/dealer as reimbursement for Class C personal service and maintenance expenses and retained $102,574 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of March 31, 1998, OFDI had incurred excess distribution and servicing costs of $557,020 for Class C.


24   Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.
              The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.
              Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.
              Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
              Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At March 31, 1998, the Fund had outstanding forward contracts as follows:



                                                           Valuation
                                        Contract           As of
                         Expiration     Amount             March 31,       Unrealized       Unrealized
                         Date           (000s)             1998            Appreciation     Depreciation
--------------------------------------------------------------------------------------------------------
Contracts to Purchase
----------------------
British Pound
Sterling (GBP)             4/1/98            619   GBP     $1,037,099          $    --         $ 3,653
German Mark (DEM)          4/1/98          1,708   DEM        923,710               --          12,215
Indian Rupee (INR)         4/1/98          1,968   INR         49,842               --             339
                                                                               -------         -------
                                                                                    --          16,207
                                                                               -------         -------
Contracts to Sell
----------------------
British Pound
Sterling (GBP)             5/6/98         11,936   GBP     19,955,052           44,951              --
                                                                               -------         -------
Total Unrealized Appreciation and Depreciation                                 $44,951         $16,207
                                                                               =======         =======


25   Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
              The Fund had no borrowings outstanding during the six months ended March 31, 1998.


26   Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
Oppenheimer Global Growth & Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Officers and Trustees   Leon Levy, Chairman of the Board of Trustees
                        Donald W. Spiro, Vice Chairman of the Board of Trustees
                        Bridget A. Macaskill, Trustee and President
                        Robert G. Galli, Trustee
                        Benjamin Lipstein, Trustee
                        Elizabeth B. Moynihan, Trustee
                        Kenneth A. Randall, Trustee
                        Edward V. Regan, Trustee
                        Russell S. Reynolds, Jr., Trustee
                        Pauline Trigere, Trustee
                        Clayton K. Yeutter, Trustee
                        Frank Jennings, Vice President
                        George C. Bowen, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Andrew J. Donohue, Secretary
                        Robert G. Zack, Assistant Secretary

--------------------------------------------------------------------------------
Investment Advisor      OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Distributor             OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
--------------------------------------------------------------------------------
Custodian of            The Bank of New York
Portfolio Securities
--------------------------------------------------------------------------------
Independent Auditors    KPMG Peat Marwick LLP

--------------------------------------------------------------------------------
Legal Counsel           Gordon Altman Butowsky Weitzen Shalov & Wein

                        The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.
                        This is a copy of a report to shareholders of Oppenheimer Global Growth & Income Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Global Growth & Income Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


27   Oppenheimer Global Growth & Income Fund

 Information and services
--------------------------------------------------------------------------------

Internet
24-hr access to account
information. Online
transactions now available

www.oppenheimerfunds.com


General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-525-7048


Account Transactions
Mon-Fri 8:30am-8pm ET

 1-800-852-8457


PhoneLink
24-hr automated information
and automated transactions

1-800-533-3310


Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

1-800-843-4461


OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

1-800-835-3104


As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.
      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.
      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.
      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.
      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.
      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.


[OPPENHEIMERFUNDS LOGO]


RS0215.001.0398 May 29, 1998